POWER OF ATTORNEY
For Executing Forms 3, 4 and 5
KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each
of Cameron MacDougall and Nicola Santoro, Jr., each acting alone, her true and lawful attorney-
in-fact to:
(1) execute for and on behalf of the undersigned a Form 3, Form 4 or
Form 5, or any amendment thereto, relating to the securities of New
Residential Investment Corp., in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder;
(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of such
Form 3, Form 4 or Form 5, or any amendment thereto, and the timely filing of such form with the United States Securities and Exchange
Commission and any other authority; and
(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.
The undersigned hereby grants to each such attorney-in-fact full power and authority to do and
perform all and every act and thing whatsoever requisite, necessary and proper to be done in the
exercise of any of the rights and powers herein granted, as fully to all intents and purposes as
such attorney-in-fact shall lawfully do or cause to be done by virtue of this
Power of Attorney
and the rights and powers herein granted.  The undersigned acknowledges that each of the
foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not
assuming any of the undersigned?s responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.  This Power of Attorney shall remain in full force and effect until the
undersigned?s holdings of and transaction in securities issued by New
Residential Investment
Corp. unless earlier revoked by the undersigned in a signed writing delivered to the foregoing
attorneys-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as
of this 9th day of November, 2021.

      By: /s/ Patrice M. Le Melle
       Patrice M. Le Melle